UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2010

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2010, the Board of Directors of AMERIGROUP Corporation (the "Company") appointed Admiral Joseph W. Prueher, USN (Ret.) and John W. Snow, former U.S. Secretary of the Treasury, to its Board of Directors.

In accordance with the Company’s previously approved non-management Director compensation program, each of Admiral Prueher and Secretary Snow received an initial equity grant comprised of non-qualified stock options to purchase 5,180 shares of the Company’s common stock at $38.43 per share and 2,212 shares of restricted stock. The options and restricted stock will vest in full on August 5, 2011. The stock option grants shall have a term of seven years and shall provide for a two-year exercise period following termination of service as a Director.

As non-management Directors, Admiral Prueher and Secretary Snow will receive an annual retainer of $35,000, paid quarterly in arrears, and $2,500 for each Board meeting attended in person, $1,000 for each Board meeting attended telephonically, $1,500 for each Committee meeting attended in person, and $1,000 for each Committee meeting attended telephonically. There are no arrangements or understandings between the Company and any other person pursuant to which either Admiral Prueher and Secretary Snow were elected as Director, nor are there any transactions between either Admiral Prueher and Secretary Snow and the Company in which either of them has a direct or indirect material interest that the Company is required to report pursuant to the rules of the Securities and Exchange Commission.

Admiral Prueher and Secretary Snow will stand for re-election to the Board of Directors at the Company’s May 12, 2011 annual meeting of stockholders.

On August 5, 2010, the Board of Directors also appointed Nicholas J. Pace, as Executive Vice President, General Counsel and Secretary of the Company. Mr. Pace, 39, has served as the Company’s Senior Vice President, Deputy General Counsel and Assistant Secretary since 2006. Mr. Pace replaces Stanley F. Baldwin as General Counsel and Secretary as part of a planned transition in connection with Mr. Baldwin’s retirement, which was previously announced by the Company on August 4, 2009. Mr. Baldwin will remain with the Company until his retirement date of December 31, 2010.

The Company's press release dated August 5, 2010 announcing the election of Admiral Prueher and Secretary Snow and the appointment of Mr. Pace is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

August 6, 2010	By:	Nicholas J. Pace

Name: Nicholas J. Pace
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated August 5, 2010 by AMERIGROUP Corporation